1/6 Exhibit 10.33 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. TENTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of the date of the last signature below, AbbVie Inc. (the successor in interest to Abbott Laboratories’ research-based pharmaceuticals business), a Delaware corporation having a principal place of business at 1 N Waukegan Road, North Chicago, IL 60064 (“AbbVie”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions as set forth below (this “Tenth Amendment”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement (as defined below). WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Substance (the “Original Agreement”), which also constitutes the antibody component of SGN-35, and the Parties subsequently entered into nine amendments to the Original Agreement and, collectively, the Original Agreement and those nine amendments are hereinafter referred to as the “Agreement”; WHEREAS, Abbott Laboratories (“Abbott”) and AbbVie entered into a Separation and Distribution Agreement dated as of November 28, 2012 (the “Separation and Distribution Agreement”), which provided for, among other things, the separation of Abbott’s research-based pharmaceuticals business from its other business by the contribution from Abbott to AbbVie of certain assets, the assumption of AbbVie of certain Liabilities (as defined in the Separation and Distribution Agreement) from Abbott, the distribution by Abbott of AbbVie common stock to Abbott shareholders, and the execution and delivery of certain agreements in order to facilitate and provide for the foregoing, in each case subject to the terms and conditions set forth therein; WHEREAS, in connection with the Separation and Distribution Agreement, Abbott assigned, transferred and conveyed all of its rights and obligations under the Agreement to AbbVie and AbbVie accepted and assumed all rights and obligations of Abbott under the Agreement as further set forth below; and WHEREAS, the Parties desire to further amend the Agreement as herein provided as of the date of the last signature below.

2/6 NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Tenth Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with this Tenth Amendment, such terms and provisions shall be deemed superseded by the Tenth Amendment. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the Parties. 2. Amendment of the Agreement. The Agreement is hereby amended as follows: a. Any reference to “Abbott” in the Agreement is hereby replaced by “AbbVie.” b. Section 1.33 of the Agreement is hereby deleted in its entirety and replaced with the following: “1.33 “[*]” means, for (i) Contract Years [*] of Bulk Drug Substance, and (ii) all remaining Contract Years during the Term, [*] of Bulk Drug Substance.” c. Any reference to “[*]” in the Agreement is hereby deleted and replaced with “[*]” and corresponding references are amended accordingly. d. Section 1.55 of the Agreement is hereby deleted in its entirety and replaced with the following: “1.55 “[*]” means, for (i) Contract Years [*] thru and including Contract Year [*], [*] of Bulk Drug Substance per [*] or (ii) beginning in any Contract Year in which [*] and for every Contract Year thereafter, [*] of Bulk Drug Substance per [*]” e. Section 1.56 of the Agreement is hereby added as follows: “1.56“Seattle Genetics ADCETRIS Territory” means the United States and Canada.” f. Section 7.1 of the Agreement is hereby amended to include three additional paragraphs at the end of Section 7.1 as follows: “Through [*], and except for Bulk Drug Substance produced by the Second Source in accordance with the above provisions in this Section 7.1: (i) AbbVie shall, and shall [*], manufacture and deliver Bulk Drug Substance for the [*], in accordance with the terms of this Agreement, for the benefit of Seattle Genetics or, as mutually agreed upon between the Parties from time to time, its designee, and (ii) Seattle Genetics shall [*] purchase, in accordance with this Section 7.1 and the terms of this Agreement, from AbbVie [*] for the [*], in [*] pursuant to Section 9.9 and [*], provided AbbVie is able to supply Bulk Drug Substance in accordance with this Section 7.1 and with Article 9.

3/6 [*], notwithstanding anything to the contrary in the above provisions in this Section 7.1, Seattle Genetics and/or its designee shall have the [*] so long as Seattle Genetics fulfills [*] pursuant to Section 9.9 of the Agreement, to [*]. For the sake of clarity, notwithstanding the foregoing, Seattle Genetics and/or its designee shall be permitted to [*] in anticipation of the [*]. In the event the [*], this Agreement shall remain in full force and effect and Seattle Genetics shall continue to meet all of its obligations under the Agreement, including but not limited to fulfilling its [*] pursuant to Section 9.9 of the Agreement. AbbVie acknowledges and approves of [*] (doing business as [*]) as the [*] and sole “designee” as referenced in this Section 7.1.” g. Section 9.4 of the Agreement is hereby deleted in its entirety and replaced with the following: “9.4 Rolling Forecast. [*] of each Calendar Quarter, Seattle Genetics shall provide to AbbVie a rolling [*] forecast of its requirements of Bulk Drug Substance to be supplied by AbbVie (“Rolling Forecast”). [*].” h. The first full sentence of Section 9.9 of the Agreement is hereby deleted in its entirety and replaced with the following: “9.9 [*]. Seattle Genetics shall [*] for each Contract Year commencing in the [*].” The remaining sentences in Section 9.9 of the Agreement are unchanged. i. Section 12.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “12.1 Term. This Agreement shall become effective as of the Effective Date, and unless sooner terminated hereunder, shall continue in effect through and including December 31, 2025 (the “Term”). THE TERM SHALL AUTOMATICALLY BE EXTENDED ONE (1) YEAR TO DECEMBER 31, 2026, UNLESS EITHER PARTY PROVIDES WRITTEN NOTICE TO THE OTHER PARTY BY JUNE 30, 2024 THAT IT ELECTS NOT TO HAVE THE TERM BE SO EXTENDED.” 3. Bulk Drug Substance Pricing. Exhibit D shall hereby be deleted in its entirety and be replaced by the new Exhibit D attached to this Tenth Amendment.

4/6 4. Effectuation. The amendment to the Agreement contemplated by this Tenth Amendment shall be deemed effective as of the last date written below upon the full execution of this Tenth Amendment and without any further action required by the Parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Tenth Amendment. All terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect. Any term of this Tenth Amendment may be amended with the written consent of both Parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Tenth Amendment. 5. Counterparts. This Tenth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Tenth Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. 6. Entire Agreement. This Tenth Amendment is the product of both Parties, and together with the Agreement and exhibits thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein.

5/6 IN WITNESS WHEREOF, the Parties have caused this Tenth Amendment to be executed by their duly authorized officers as of the date of the last signature set forth below. ABBVIE INC. SEATTLE GENETICS, INC. By: /s/ Keith Kentala By: /s/ Clay B. Siegall Name: Keith Kentala Name: Clay B. Siegall Title: VP, Operations Commercial Development Title: President & CEO Date: 12/23/2016 Date: 12/26/2016

6/6 E XHIBIT D [*] Subject to adjustments made pursuant to the paragraphs set forth below, [*] includes [*] but excludes the following associated costs: (i) [*]; and (ii) [*] uniquely related to the ongoing [*] manufacture of Bulk Drug Substance. The Parties agree the [*] as listed in this Exhibit D does [*], which may require [*]. During the course of the Term, the Parties shall [*] regarding the [*], which may result in a cost per gram [*]. If AbbVie cannot implement a [*], the [*] for [*] will [*] as noted above. AbbVie may [*] above due to [*] if such [*] are demonstrated to be [*]. AbbVie may [*], effective [*] of each [*]. [*] shall be effective for deliveries of [*] beginning [*] of each [*]. Such adjustment shall not exceed the [*] of the most recent [*] period of which figures are available in the [*], issued by the Bureau of Labor Statistics, U.S. Department of Labor. Beginning [*], the [*] will be the [*] or the [*]. Prices to be paid are applicable to [*], and are not intended to apply on an [*]. For example, if Seattle Genetics [*] and [*] during a particular [*], Seattle Genetics shall pay a price equal to [*] purchased during such [*].